EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in their capacities as officers of Procera Networks, Inc. (the “Company”), that, to their knowledge, the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2011 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended,  and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company as of the dates and for the periods presented in the financial statements included in such report.

May 10, 2011

/s/ James F. Brear

James F. Brear

President and Chief Executive Officer

(Principal Executive Officer)

/s/ Charles Constanti

Charles Constanti

Chief Financial Officer

(Principal Accounting and Financial Officer)